Exhibit 13.1

CERTIFICATION OF MANAGING DIRECTOR

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 AND RULE 13a-14(b) OR RULE 15d-14(b) OR THE SECURITIES EXCHANGE ACT 1934

In connection with the Annual Report of Sportech PLC (“the Company”) on Form 20-F for the period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (“the Report”), I, George Rushton, Managing Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this certification as of the 30th day of June 2004.

/s/ George Rushton
George Rushton
Managing Director